EXHIBIT 10.4
                                OPTION AGREEMENT

        THIS OPTION AGREEMENT (this "Agreement"), dated as of February 17, 2006, between QuantRx Biomedical Corporation, a Nevada corporation (the "Investor") and FluoroPharma, Inc., a Delaware corporation (the "Company"). Capitalized terms appearing herein but not defined herein have the meanings ascribed to such terms in the Investment Agreement, dated as of February 17, 2006, between the Investor and the Company (the "Investment Agreement").

                                   WITNESSETH

        In consideration of the premises and their mutual covenants contained in this Agreement, the parties hereto agree as follows:

        1. Grant of Option. On the terms and subject to the conditions of this Agreement, the Company hereby grants to the Investor an option (the "Option") to purchase 230,000 shares (the "Option Shares") of the Company's common stock, par value $0.001 (the "Common Stock") at an exercise price of $0.75 per Option Share, subject to adjustment as set forth in Section 9 (the "Exercise Price").

        2. Vesting. Subject to the provisions of the following sentence, the Option shall vest upon the earliest to occur of (i) the Company obtains Additional Financing from any Person other than the Investor in accordance with the Investment Agreement, (ii) any Phase I Trial fails to be Successfully Completed, (iii) the Investor invests an aggregate of at least $2,750,000 in the Company in accordance with the Investment Agreement or (iv) there is a change of control in the Company through a QPO (the "Vesting Date").

        3. Exercisibility of the Option. The Investor may exercise the Option, in whole or in part, at any time and from time to time, during the period (the "Exercise Period") commencing on the Vesting Date and expiring seven years from such date (the "Expiration Date"). If the Investor notifies the Company that it disputes (a "Dispute") the Company's calculation of any adjustment to the (i) Exercise Price or (ii) number of Option Shares to be issued to the Investor, the parties shall negotiate in good faith to resolve the Dispute. If the Expiration Date arrives and the Dispute has not been resolved, the Expiration Date shall be automatically extended until the date that is 30 days after resolution of the Dispute.

        4. Method of Exercise of the Option. (a) The Option shall be exercisable by the Investor's delivery to the Company of a written notice stating the number of Option Shares to be purchased pursuant to this Agreement and accompanied by payment for the aggregate Exercise Price of the Option Shares to be purchased. No fractional Option Shares shall be issued upon any exercise of the Option; however, the number of Option Shares issued upon any exercise of the Option shall be rounded up or down to the nearest whole number.

        (b) The Investor shall pay the Exercise Price in cash or by certified check or bank draft, payable to the order of the Company.

        (c) Upon receipt of the Exercise Price, the Company shall promptly deliver to the Investor stock certificates representing the number of Option Shares purchased by the Investor.


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        5.    Transferability of Option. The Option may only be transferred by the Investor to any Affiliate of the Company or any purchaser of substantially all of the assets of the Investor, as long as such transfer is done in compliance with federal and state securities laws.

        6. Rights as a Stockholder. The Investor or any transferee of the Option shall have no rights as a stockholder with respect to any Option Shares until the date of the issuance of a stock certificate to such individual for such Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date a stock certificate is issued.

        7. Payment of Transfer Taxes, Fees and Other Expenses. The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of Option Shares, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.

        8. Issuances of Common Stock below Exercise Price. The Company shall not issue any (i) shares of its Common Stock, or (ii) any securities convertible into or exercisable for shares of Common Stock having an exercise or conversion price per share, that is less than the Exercise Price (a "Dilutive Issuance"), without the written consent of the Investor. The provisions set forth in Section 9 below shall apply to any Dilutive Issuance (including a Dilutive Issuance to which the Company has obtained the Investor's consent except for stock, options or other equity interests issued to employees, directors, consultants or advisors, or stock used by the Company to make a strategic acquisition as set forth in Section 2.11 of the Investment Agreement) and all other issuances, sales, subdivisions and combinations, reclassifications and other transactions described therein.

        9. Adjustment of Purchase Price and Number of Shares of Common Stock Deliverable. (a) (i) Except as hereinafter provided, in the event the Company shall, at any time or from time to time after the date hereof, sell any shares of Common Stock for a consideration per share less than the Exercise Price in effect on the date of such sale, or issue any shares of Common Stock as a stock dividend to the holders of capital stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter immediately before the date of such sale or the record date for each Change of Shares, the Exercise Price for the Option (whether or not the same shall be issued and outstanding) in effect immediately prior to such Change of Shares shall be changed to a price (any applicable fraction of a cent being rounded to the nearest whole cent) determined by dividing (1) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding immediately prior to the issuance or sale of such shares, multiplied by the Exercise Price in effect immediately prior to such issuance or sale and (y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (2) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock.

                  (ii) For the purpose of any adjustment to be made in accordance with this Section 9(a) the following provisions shall be applicable:


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              (A)    In case of the issuance or sale of shares of Common Stock
        (or other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be cash, the amount of the cash portion of the consideration therefor deemed to have been received by the Company shall be (I) the subscription price (before deducting any commissions or any expenses incurred in connection therewith), if shares of Common Stock are offered by the Company for subscription, or (II) the gross amount of cash actually received by the Company for such securities, in any other case.

              (B) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, and otherwise than on the exercise of options, rights or warrants or the conversion or exchange of convertible or exchangeable securities) of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be other than cash, the amount of the consideration therefore other than cash deemed to have been received by the Company shall be the value of such consideration as determined in good faith by the Board of Directors of the Company (the "Board") on the basis of a record of values of similar property or services.

              (C) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date of the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

              (D) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be determined to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (B) of this Section 9(a)(ii).

              (E) The number of shares of Common Stock at any one time outstanding shall be deemed to include the aggregate maximum number of shares issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.

        (b) Except as otherwise provided herein, in case the Company shall at any time after the date hereof (1) issue options, rights or warrants to subscribe for shares of Common Stock or to subscribe for any securities convertible into or exchangeable for shares of Common Stock ("Convertible Securities"), or (2) issue any Convertible Securities, for a consideration per share (determined as provided in Section 9(a) and as provided below) less than the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or the issuance of such Convertible Securities, or without consideration (including the issuance of any such securities by way of dividend or other distribution), the Exercise Price for the Option in effect immediately prior to the issuance of such options, rights or warrants, or such Convertible Securities, as the case may be, shall be reduced to a price determined by making the computation in accordance with the provisions of Section 9(a) hereof; provided that:


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              (A)    The aggregate maximum number of shares of Common Stock
        issuable or that may become issuable under such options, rights or warrants (assuming exercise in full even if not then currently exercisable or currently exercisable in full and assuming, in the case of options, rights or warrants exercisable for Convertible Securities, the full conversion or exchange, as the case may be, of all such Convertible Securities) shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, for a consideration equal to the sum of (1) the consideration, if any, received by the Company for such option, rights or warrants, (2) the minimum consideration receivable by the Company upon the exercise of such options, rights or warrants, and (3) in the case of options, rights or warrants exercisable for Convertible Securities, the minimum consideration, if any, receivable by the Company upon the conversion or exchange of Convertible Securities (such minimum consideration to be computed at the time of the issuance of such options, rights or warrants as if all Convertible Securities issuable upon exercise of such options, rights or warrants were then issued and converted or exchanged, as the case may be, into shares of Common Stock); provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (A) (and for the purposes of subsection (E) of Section 9(a)(ii) hereof) shall be reduced by the number of shares as to which options, warrants, and/or rights shall have expired, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon the exercise of those options, rights or warrants as to which exercise rights shall not have expired or terminated unexercised.

              (B) The aggregate maximum number of shares of Common Stock issuable or that may become issuable upon conversion or exchange of any Convertible Securities issued by the Company (assuming conversion or exchange in full even if not then currently convertible or exchangeable in full) shall be deemed to be issued and outstanding at the time of issuance of such Convertible Securities, for a consideration equal to
        (y) the consideration received by the Company for such Convertible Securities, plus (z) the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the expiration or other termination of the right to convert or exchange such Convertible Securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (B) (and for purposes of subsection (E) of Section 9(a)(ii) hereof) shall be reduced by the number of shares as to which the conversion or exchange rights all have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon conversion or exchange of those Convertible Securities as to which the conversion or exchange rights shall not have expired or terminated unexercised. No adjustment will be made pursuant to this subparagraph (B) upon the issuance by the Company of any Convertible Securities pursuant to the exercise of any option, right or warrant exercisable therefore, to the extent that adjustments in respect of such options, rights or warrants were previously made pursuant to the provisions of subparagraph (A) of this section 9(b).


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              (C)    If any change shall occur in the exercise price per share
        provided for in any of the options, rights or warrants referred to in subsection (A) of this Section 9(b), or in the price per share or ratio at which the securities referred to in subsection (B) of this Section 9(b) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights as the case may be, to the extent not theretofore exercised, shall be deemed to have expired or terminated on the date when such price change becomes effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or Convertible Securities.

        (c)   Upon each adjustment of the Exercise Price pursuant to this
Section 9, the number of Option Shares purchasable upon the exercise of the Option shall be the number derived by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the applicable adjusted Exercise Price.

        (d) In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Option (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Option (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination)) or in case of any sale or conveyance to another corporation of all or substantially all of the assets or property of the Company that is effected in such a way that holders of the securities issuable upon exercise of the Option shall be entitled to receive securities or other property with respect to or in exchange for the securities issuable upon exercise of the Option, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the registered holder(s) of the Option then outstanding shall have the right thereafter to receive on exercise of such Option the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance, by a holder of the number of securities issuable upon exercise of such Option immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the corporate office of the Company a statement evidencing such provision. Such provisions shall include provision for adjustments which shall be equivalent as may be practicable to the adjustments provided for in Sections 9(a) and 9(b) hereof. The above provisions of this
Section 9(d) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

        (e)   Irrespective of any adjustments or changes in the Exercise
Price or the number of shares of Common Stock purchasable upon exercise of the Option, the Option certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Option certificates, continue to express the Exercise Price per share and the number of shares purchasable thereunder as the Exercise Price per share and the number of shares purchasable thereunder were expressed in the Option certificates when the same were originally issued.

        (f)   After each adjustment of the Exercise Price pursuant to this
Section 9, the Company will promptly prepare a certificate setting forth: (i) the Exercise Price as so adjusted,


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 (ii) the number of shares of Common Stock purchasable upon exercise of the
Option, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate and cause a brief summary thereof to be sent by ordinary first class mail to the Investor at his last address as it shall appear on the registry books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective.

        (g) The Investor shall not be entitled to cash dividends paid by the Company prior to the exercise of the Option.

        10. Covenants as to Option and Option Shares. The Company hereby covenants and agrees as follows:

        (a) The Option is, and any Option issued in substitution for or replacement of the Option will upon issuance be, duly authorized and validly issued.

        (b) All Option Shares that may be issued upon the exercise of the rights represented by the Option will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

        (c) During the period within which the rights represented by the Option may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by the Option and the par value of said shares will at all times be less than or equal to the applicable Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within 30 days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

        (d) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of the Option and in the taking of all such action as may reasonably be requested by the holder of the Option in order to protect the exercise privilege of the holder of the Option against dilution or other impairment, consistent with the tenor and purpose of the Option. The Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of the Option above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Option.

        (f) The Option shall be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

        11. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at:


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        (a)   if to the Company, at

              FluoroPharma, Inc.
              c/o Puretech Ventures, LLC
              222 Berkley Street Suite 1040,
              Boston, MA 02116
              Attn: David Elmaleh
              Telephone: 617-482-2333
              Telecopy: 617-482-3337

              with a copy to:
              Burns and Levinson LLP
              125 Summer Street
              Boston, MA 02116
              Attn: James H. Belanger
              Telephone: 617-345-3875
              Telecopy: 617-345-3299

        (b)   if to QuantRx, at

              QuantRx Biomedical Corporation
              QuantRx Biomedical Corporation
              Suite 230, 321
              Norristown Road
              Ambler, Pennsylvania 19002
              Attn: Walter Witoshkin, President and Chief Executive Officer
              Telephone: 215-540-4206
              Telecopy: 215-540-4318

              with a copy to:

              Michael D. Helsel,Esq.
              Greenberg Traurig, LLP
              The MetLife Building
              200 Park Avenue
              New York, NY 10166
              Telephone: (212) 801-6962
              Telecopy: (212) 805-9284

        12. Effect of Agreement. Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

        13. Laws Applicable to Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any New York federal court sitting in the Borough of Manhattan of The City of New York; provided, however, that if such federal court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any New York state court sitting in the Borough of Manhattan of The City of New York. Consistent with the preceding sentence, the parties hereto hereby (a) submit


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to the exclusive jurisdiction of any federal or state court sitting in the
Borough of Manhattan of The City of New York for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.

        14. Headings. The headings of paragraphs herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

        15. Amendment. This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

        16. Termination of Option Rights. This Agreement shall terminate immediately if (i) the Investor fails to make the $500,000 payment in accordance with Section 2.02 of the Investment Agreement or (ii) the Investment Agreement is terminated by the Company in accordance with its terms.

        17. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.


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        IN WITNESS WHEREOF, the Company and the Investor have caused this
Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                    QUANTRX BIOMEDICAL CORPORATION


                                    By: /s/ Walter Witoshkin
                                        --------------------------------------
                                        Name: Walter Witoshkin
                                        Title: Chief Executive Officer


                                    FLUOROPHARMA, INC.


                                    By: /s/ David Elmaleh
                                        --------------------------------------
                                        Name:
                                        Title:



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